SUMMARY PROSPECTUS May 1, 2020
T. ROWE PRICE
TRLAX	Retirement Income 2020 Fund

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2020, as amended or supplemented, and Statement of Additional Information, dated May 1, 2020, as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts,
1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

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Investment Objective(s)

The fund seeks to provide monthly income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.57%[a,b]

Distribution and service (12b-1) fees	—

Other expenses	—	[a]

Acquired fund fees and expenses	—	[a]

Total annual fund operating expenses	0.57	[a]

a Restated to reflect current fees.

b The management fee will decline over time in accordance with a predetermined contractual fee schedule, with any annual decrease occurring after the end of the fund’s fiscal year. The fee schedule can only be changed with approval by the fund’s Board of Directors, and, if required by SEC rules, the fund’s shareholders.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$59	$182	$313	$682

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24.6% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies

The fund pursues its objective by investing in a diversified portfolio of other T. Rowe Price stock and bond mutual funds that represent various asset classes and sectors. The fund’s allocation among T. Rowe Price mutual funds will change over time in relation to its target retirement date.

The fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the fund would plan to retire and likely stop making new investments in the fund. The fund is designed for investors to accumulate assets prior to the target date and also support regular monthly cash distributions throughout retirement using a managed payout program. The fund is primarily designed to help an investor who anticipates retiring at or about the target date. However, if an investor retires significantly earlier or later than age 65, the fund may not be an appropriate investment even if the investor retires on or near the fund’s target date.

While the fund employs an asset allocation strategy based on an investor retiring near the target date, the fund also employs a managed payout program designed to distribute a consistent amount of cash once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. The managed payout program targets making twelve equal monthly dividend payments that are expected to produce an annual payout of approximately 5% of the fund’s average net asset value over the trailing five years. The monthly dividend amount is expected to remain constant from month to month for a particular calendar year. The dollar amount of the fund’s scheduled monthly cash dividends for a particular calendar year will generally increase or decrease each January based on the fund’s historical monthly performance over the previous five years (or, until the fund has five years of operating history, the monthly performance of a similarly managed fund). The twelve monthly dividends that will be distributed to shareholders are not eligible to be reinvested.

The fund’s managed payout program is designed to provide a higher level of income earlier in retirement, although a tradeoff of targeting a higher level of income earlier in retirement is that the income stream ultimately may not keep pace with inflation. While the fund will continue to target a 5% distribution rate, the income stream received from the fund later in retirement may decrease at a time when the overall costs of goods and services could continue to increase. Although the fund is designed for shareholders who are at or nearing retirement age, all fund shareholders will receive the monthly cash distributions regardless of age and retirement status. The fund’s Board of Directors may change the managed payout program without a shareholder vote if the Board of Directors determines such a change would be in the best interest of shareholders.

Over time, the allocation to asset classes and funds will change according to a predetermined “glide path.” The glide path represents the shifting of asset classes over time and shows how the fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the

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fund’s potential volatility as retirement approaches, the fund is not designed for a lump sum redemption at the retirement date. The fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular distributions throughout retirement along with some portfolio growth. After the target date, the fund is designed to balance longevity and inflation risks along with the need for income, although it does not guarantee a particular level of income.

During the second quarter of 2020, the fund will begin to shift from its original glide path to an enhanced glide path. The transition to the enhanced glide path will ultimately increase the overall stock allocation at certain points in the glide path. The overall allocation to stocks at the end of the enhanced glide path (30 years past retirement) will increase from 20% to 30%. There are increases to the overall stock allocation along other points of the enhanced glide path, but the overall neutral allocation to stocks at the target date remains at 55%. The transition from the original glide path to the enhanced glide path is expected to occur gradually over time and may take up to two years from the start of the transition to fully implement, based on the changes that are necessary as a result of the fund’s positioning on the original glide path. The following chart illustrates how the enhanced glide path compares with the original glide path over the entire investment life cycle of a Retirement Fund (the left axis indicates the overall neutral allocation to stocks with the remainder of the allocation to bonds):

At the target date, the fund’s allocation to stocks is anticipated to be approximately 55% of its assets. The fund’s overall exposure to stocks will continue to decline until approximately 30 years after its target date, when its neutral allocations to stocks and bonds will remain the same. There are no maturity restrictions within the fund’s overall allocation to bonds, although the bond funds in which the fund invests may impose specific limits on maturity or credit quality. The allocations are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path

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by more than plus (+) or minus (-) five percent (5%). The target allocations and actual allocations may differ. During the transition from the original glide path to the enhanced glide path, there may be times when the target allocation varies by more than this amount in comparison with either or both glide paths.

The following table illustrates how the portfolio is generally expected to be allocated between the asset classes and the underlying T. Rowe Price mutual funds that are used to represent the broad asset classes and specific sectors. The fund invests in the Z Class of each of its underlying funds. T. Rowe Price is contractually obligated to waive and/or bear all of the Z Class’ expenses, other than interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses. As a result, the fund’s total acquired fund fees and expenses associated with investing in the Z Class of its underlying funds are expected to be less than 0.01%. The fund’s overall allocation to stocks is represented by a diversified mix of U.S. and international stock funds that employ both growth and value investment approaches and consist of large-cap, mid-cap, and small-cap stocks. The fund’s overall allocation to bonds is represented by a “core” fixed income component designed to have lower overall volatility and a “diversifying” fixed income component designed to respond to a variety of market conditions and improve risk adjusted returns. The information in the table represents the neutral allocations for the fund as of May 1, 2020. The fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual T. Rowe Price mutual funds. T. Rowe Price may periodically rebalance or modify the asset mix of the underlying funds and change the underlying fund investments.

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Retirement Income 2020 Fund
Asset Class		Sector(s)	Neutral Allocation	Underlying Fund(s)
Stocks	55.50%	U.S. Large-Cap Stocks	28.43%	Equity Index 500, Growth Stock, U.S. Large-Cap Core, and/or Value
		U.S. Mid-Cap Stocks	4.42	Mid-Cap Growth, Mid-Cap Index, and/or Mid-Cap Value
		U.S. Small-Cap Stocks	4.06	New Horizons, Small-Cap Index, Small-Cap Stock, and/or Small-Cap Value
		International Developed Market Stocks	13.45	International Stock, International Value Equity, and/or Overseas Stock
		International Emerging Market Stocks	2.37	Emerging Markets Discovery Stock and/or Emerging Markets Stock
		Inflation Focused Stocks	2.77	Real Assets
Bonds	44.50	Core Fixed Income	24.50	Dynamic Global Bond, International Bond (USD Hedged), and/or New Income
		Diversifying Fixed Income	20.00	Emerging Markets Bond, Floating Rate, High Yield, International Bond, Limited Duration Inflation Focused Bond, and/or U.S. Treasury Long-Term

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. You may experience losses, including losses near, at, or after the target retirement date. There is no guarantee that the fund will provide adequate income at and through your retirement. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

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Managed payout program The level of monthly income provided by the managed payout program is not guaranteed, will generally vary from year to year, and may not keep pace with the rate of inflation. It is possible that the fund’s monthly distribution amount will substantially increase or decrease from one year to the next because the scheduled monthly distributions during any calendar year are based on market performance from the previous five years. While monthly distributions within a calendar year are expected to remain constant, there is no assurance or guarantee that the fund will be able to provide a fixed level of cash distributions at any time or over any particular period. It is anticipated that the fund will continue to make monthly distributions under its managed payout program regardless of the fund’s investment performance. Since these distributions will be made from fund assets and shareholders are generally not expected to reinvest monthly distributions in additional fund shares, the fund’s monthly distributions will reduce the amount of assets available for investment by the fund, which could make it difficult for the fund to maintain its targeted annual distribution rate, particularly if the fund experiences significant investment losses at the same time its assets are decreasing. Even if the fund’s assets do not decrease, it is possible the fund will be unable to maintain the amount of its scheduled distributions without returning capital to shareholders.

Asset allocation The fund’s overall level of risk will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of different areas of the market. However, the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes, market sectors, and investment styles represented by those underlying funds could cause the fund to underperform other funds with a similar benchmark or investment objective.

Investments in other funds The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objectives as intended could cause the fund to underperform similarly managed funds.

Stock exposure An underlying stock fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of an underlying stock fund may decline due to general weakness or volatility in the stock markets, adverse conditions impacting a particular industry or market sector, or factors affecting an investment style or market capitalization targeted by the fund.

Bond exposure An underlying bond fund’s share price can fall because of various factors affecting bonds or due to general weakness in the overall bond markets. The fund invests in underlying funds with varying levels of credit risk, interest rate risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall bond markets and the related derivatives markets, which could

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hamper an underlying fund’s ability to sell the bonds in which it invests or to find and purchase suitable investments.

International investing Investing in funds that hold the securities of non-U.S. issuers involves special risks not typically associated with investing in funds that hold securities of U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Market capitalization Because the fund invests in certain funds that focus on a particular market capitalization, its share price may be negatively affected if investing in that market capitalization falls out of favor. Small- and mid-cap companies often have less experienced management, more limited financial resources, and less publicly available information than larger companies, and tend to be more sensitive to changes in overall economic conditions. As a result, investments in small-cap and mid-cap companies are likely to be more volatile than investments in larger companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and they may be less capable of responding quickly to competitive challenges and industry changes.

Investment style Because the fund invests in certain funds that focus on growth stocks and certain funds that focus on value stocks, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than the overall stock market and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level.

Interest rates The prices of, and the income generated by, bonds and other debt instruments held by an underlying fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, underlying bond funds with longer weighted average maturities and durations carry greater interest rate risk.

Prepayments and extensions Underlying funds that invest in mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the underlying fund’s portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Credit quality An issuer of a debt instrument held by an underlying fund could suffer an adverse change in financial condition that results in a payment default (failure to make

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scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The fund’s exposure to credit risk is increased to the extent the fund invests in underlying funds that hold securities that are not considered investment-grade. Holdings that are rated below investment grade carry greater risk of default and erratic price swings due, in part, to potentially adverse changes in the credit quality of the issuer.

Inflation To the extent the fund invests in underlying funds that are designed to provide protection against the impact of inflation, those investments could adversely affect the fund's performance when inflation or expectations of inflation are low. During such periods, the values of an underlying fund’s investments in inflation-linked securities or stocks designed to outperform the overall stock market during periods of high or rising inflation could fall and result in losses for the fund, causing the fund to lag the performance of similarly managed funds.

Liquidity An underlying fund may not be able to meet requests to redeem shares without significant dilution of the remaining shareholders’ interest in the fund. A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit a fund’s ability to purchase or sell holdings in a timely manner at a desired price. Reduced liquidity can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Large redemptions may also have a negative impact on an underlying fund’s overall liquidity.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

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The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

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Average Annual Total Returns
	Periods ended
	December 31, 2019

		Since	Inception
	1 Year	inception	date
Retirement Income 2020 Fund			05/25/2017
Returns before taxes	19.10%	7.57%
Returns after taxes on distributions	17.86	6.12
Returns after taxes on distributions
and sale of fund shares	11.84	5.58

S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)
	16.52	6.85 [b]
Combined Index Portfolio Net (reflects no deduction for fees or expenses)[a]
	19.41	8.22 [b]

a Combined Index Portfolio Net is an unmanaged blended benchmark composed of 55.5% stocks (38.85% Russell 3000 Index and 16.65% MSCI All Country World Index ex USA Net), and 44.5% bonds (35% Bloomberg Barclays U.S. Aggregate Bond Index and 9.5% Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index). The percentages will vary over time and the indices may vary over time.

b Return since 5/25/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Jerome A. Clark*	Cochairman of Investment Advisory Committee	2017	1992
Kimberly E. DeDominicis**	Cochairman of Investment Advisory Committee	2019	1997
Andrew Jacobs van Merlen	Cochairman of Investment Advisory Committee	2020	2000
Wyatt A. Lee	Cochairman of Investment Advisory Committee	2017	1999

* Effective January 1, 2021, Mr. Clark will step down as co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee.

** Ms. DeDominicis originally joined T. Rowe Price in 1997 and returned to T. Rowe Price in 2003.

Purchase and Sale of Fund Shares

The fund generally requires a minimum initial investment of $25,000 and a minimum subsequent investment of $100. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

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For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends monthly and typically pays them in the middle of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F1083-045 5/1/20